Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333-12592) and Form S-8 (No. 333-103491) of Unilever N.V. and Unilever PLC of our report dated 26 March 2007 relating to the financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting which appears in this Form 20-F.

26 March 2007, Rotterdam, The Netherlands
PricewaterhouseCoopers Accountants N.V.
As auditors of Unilever N.V.

/s/ Prof Dr J A van Manen RA

Prof Dr J A van Manen RA

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
London, United Kingdom
As auditors of Unilever PLC
26 March 2007